UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2016

VECTRUS, INC.
(Exact name of Registrant as specified in its charter)

Indiana	0001-36341	38-3924636
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

655 Space Center Drive
Colorado Springs, CO 80915
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (719) 591-3600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

Amended Plans

At the 2016 Annual Meeting of Shareholders (the “2016 Annual Meeting”) of Vectrus, Inc. (the “Company”) held on May 13, 2016, the Company’s shareholders approved an amendment and restatement of the Vectrus, Inc. Annual Incentive Plan for Executive Officers (the “Amended AIP”) and an amendment and restatement of the Vectrus, Inc. 2014 Omnibus Incentive Plan (the “Amended 2014 Plan”), in accordance with the voting results set forth for Proposal 3 and Proposal 4 below under Item 5.07. The Board of Directors approved the Amended AIP on February 26, 2016, subject to approval by the Company’s shareholders. The Compensation and Personnel Committee of the Board of Directors (the “Committee”) approved the Amended 2014 Plan on February 25, 2016, subject to approval by the Company’s shareholders.

Descriptions of the Amended AIP and the Amended 2014 Plan (collectively, the “Plans”) and their material terms and conditions and the types of awards contemplated thereunder are set forth under the headings “Proposal 3: Approval of an amendment and restatement of the Vectrus, Inc. Annual Incentive Plan for Executive Officers” and “Proposal 4: Approval of an amendment and restatement of the Vectrus, Inc. 2014 Omnibus Incentive Plan” on pages 18-30 of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 29, 2016 (the “2016 Proxy Statement”), which descriptions are incorporated by reference into this Item 5.02. Such descriptions do not purport to be complete and are qualified in their entirety by reference to the full text of the Plans, filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated by reference into this Item 5.02.

2016 Annual Incentive Award Opportunities
On February 25, 2016, the Committee approved the performance metrics shown below for 2016 under the Company’s Amended AIP. The awards for executive officers were conditioned upon shareholder approval (now obtained) of the material terms of the Amended AIP at the 2016 Annual Meeting. For 2016, the Committee determined to replace return on invested capital with days sales outstanding (defined as the number of days it takes to turn accounts receivable into cash) to provide additional emphasis on cash management efficiencies. In addition, the Committee added a new business wins measure, which is critical to the Company’s business and important to investors. New business wins includes any new business contract award notification during the performance year and is computed on an annualized total contract basis. The following table shows the performance measures and respective weightings for 2016 under the Amended AIP:

2016 Performance Measures and Weightings

2016 Performance Measures	Performance Weighting
Earnings Per Share (1)	30%
Revenue	20%
New Business Wins (2)	10%
Free Cash Flow	20%
Days Sales Outstanding	20%

(1)	Excludes the impact of the settlement of uncertain tax positions and spin-off costs.

(2)	Excludes re-competes, contract extensions, bridges and add-on work to existing contracts.

The following table sets forth the target and maximum award opportunities approved by the Committee for the executive officers named in the Company’s 2016 Proxy Statement (the “Named Executive Officers”). Non-executive officer employees and non-executive officer directors do not receive awards under the Amended AIP.

Named Executive Officer (Current Position)	Target Award Opportunity ($)(2)	Maximum Award Opportunity ($)
Kenneth W. Hunzeker Chief Executive Officer and President	600,000	1,200,000
Matthew M. Klein Senior Vice President and Chief Financial Officer	211,250	422,500
Theodore R. Wright (1) (former) Executive Vice President and Chief Operating Officer	_	_
Janet L. Oliver Senior Vice President, Business Development	150,000	300,000
Charles A. Anderson Senior Vice President, Infrastructure Asset Management & Logistics Services	180,000	360,000
Michele L. Tyler Senior Vice President, Chief Legal Officer & Corporate Secretary	165,000	330,000

(1)	Mr. Wright is not eligible for an award.

(2)	The approved 2016 formula under the Amended AIP is based on performance measures and goals that will pay 97.5% of target for 100% achievement of the approved goals.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 13, 2016, the Company held its 2016 Annual Meeting. For more information on the following proposals submitted to shareholders, see the 2016 Proxy Statement.

1. Election of three Class II Directors. At the 2016 Annual Meeting, the shareholders elected each of the persons whose names are set forth below as Class II Directors for a term of three years to expire at the 2019 Annual Meeting of Shareholders or until their successors are elected and qualified. Relevant voting information for each person follows:

	Votes For	Against	Abstain	Broker Non-Votes
Louis J. Giuliano	8,259,529	61,247	7,042	1,318,846
Mary L. Howell	7,853,253	468,270	6,295	1,318,846
Eric M. Pillmore	8,259,350	61,176	7,292	1,318,846

In addition to the election of three directors, four other votes were taken at the 2016 Annual Meeting:

2. Ratification of appointment of the independent registered public accounting firm. The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2016 was ratified by a vote of 9,621,171 shares voting for the proposal, 16,984 shares voting against the proposal and 8,509 shares abstaining from the vote on the proposal, and there were zero broker non-votes.

3. To approve the Amended AIP. The proposal for approval of the Amended AIP was approved by a vote of 7,705,643 shares voting for the proposal, 604,828 shares voting against the proposal and 17,347 shares abstaining from the vote on the proposal, and there were 1,318,846 broker non-votes.

4. To approve the Amended 2014 Plan. The proposal for approval of the Amended 2014 Plan was approved by a vote of 7,282,069 shares voting for the proposal, 1,029,352 shares voting against the proposal and 16,397 shares abstaining from the vote on the proposal, and there were 1,318,846 broker non-votes.

5. To approve, on an advisory basis, the compensation paid to our Named Executive Officers. The proposal for approval, in an advisory vote, of the compensation of the Company’s Named Executive Officers was approved by a vote of 8,195,059 shares voting for the proposal, 117,978 shares voting against the proposal and 14,781 shares abstaining from the vote on the proposal, and there were 1,318,846 broker non-votes.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No.	Description
10.1	Vectrus, Inc. Annual Incentive Plan for Executive Officers (As Amended and Restated as of January 1, 2016)
10.2	Vectrus, Inc. 2014 Omnibus Incentive Plan (As Amended and Restated as of May 13, 2016)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2016	VECTRUS, INC.
	By:	/s/ Kathryn S. Lamping
	Its:	Assistant Secretary

EXHIBIT INDEX

EXHIBITS

Exhibit
No.	Description
10.1	Vectrus, Inc. Annual Incentive Plan for Executive Officers (As Amended and Restated as of January 1, 2016)
10.2	Vectrus, Inc. 2014 Omnibus Incentive Plan (As Amended and Restated as of May 13, 2016)